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                                                                 EXHIBIT 10.23.3


                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT

                                                        Dated as of June 1, 2001

                  AMENDMENT NO. 2 TO THE CREDIT AGREEMENT among ITC/\DeltaCom, Inc., a Delaware corporation (the "Parent"), Interstate FiberNet, Inc., a
                                   ------
Delaware corporation (the "Borrower"), ITC/\Deltacom Communications, Inc., an
                           --------
Alabama corporation, DeltaCom Information Systems, Inc., an Alabama corporation (collectively, the "Subsidiary Guarantors"), the banks, financial institutions
                    ---------------------
and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Morgan Stanley Senior Funding, Inc., as
                          -------
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Parent, the Subsidiary Guarantors, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of April 5, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement.  The Credit
                             ------------------------------
Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a)  Section 1.01 is amended to add the following definitions:

                       "Investment Agreement" means the Investment Agreement, dated as of February 27, 2001 and amended as of May 29, 2001, as the amended from time to time in accordance with its terms, among Parent, ITC Holding Company, Inc., SCANA Corporation and HBK Master Fund L.P.

                       "PIK Dividends" means the shares of Series B Preferred Stock paid or payable as dividends on shares of Series B Preferred Stock in accordance with the applicable certificate of designation with respect thereto.

                       "Series B Preferred Stock" means the shares of any series of the Parent's cumulative convertible preferred stock which is designated as "Series B-__ Cumulative Convertible Preferred Stock" and issued pursuant to the Investment Agreement and the

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         certificate of designation for such series of cumulative convertible preferred stock, including, without limitation, PIK Dividends.

                  (b) The second paragraph of Section 5.02(b) is amended by deleting the word "and" where it appears immediately before clause
         (vii) and inserting the following immediately after clause (vii):

                     "; and

                       (viii) with respect to the Parent, the Series B Preferred Stock."

                  SECTION 2. Conditions of Effectiveness. This Amendment shall
                             ---------------------------
become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the Subsidiary Guarantors and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 3. Representations and Warranties of the Borrower. The
                             ----------------------------------------------
Borrower represents and warrants that:

                       (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, other than any such representations and warranties that, by their terms, refer to a specific date other than the date hereof, in which case as of such specific date; and

                  (b) no Default has occurred and is continuing, or would result from this Amendment.

                  SECTION 4. Consent of the Borrower, the Parent and the
                             -------------------------------------------
Subsidiary Guarantors. The Parent and the Subsidiary Guarantors, as Guarantors
---------------------
under the Credit Agreement, and the Borrower, the Parent and the Subsidiary Guarantors, as Grantors under the Security Agreement, hereby consent to this Amendment and hereby confirm and agree that (a) they have received a copy of and reviewed to their satisfaction this Amendment, (b) notwithstanding the effectiveness of this Amendment, each of the Guaranties, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement," "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (c) the Loan Documents to which the Borrower, the Parent or any Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

                  SECTION 5. Reference to and Effect on the Credit. (a) On and
                             -------------------------------------
after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement," "thereunder," "thereof," or words of like

                                       2


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import referring to the Credit Agreement, shall mean and be a reference to the
Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and the other Loan Documents as specifically amended by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. Costs; Expenses. The Borrower agrees to pay on
                             ---------------
demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be
                             -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Governing Law. This Amendment shall be governed by,
                             -------------
and construed in accordance with, the laws of the State of New York.






                                       3


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          ITC/\DELTACOM, INC.



                                          By:     /s/  Douglas A. Shumate
                                               ---------------------------------
                                               Title:  Senior Vice President-CFO


                                          INTERSTATE FIBERNET, INC.



                                          By:     /s/  Douglas A. Shumate
                                               ---------------------------------
                                               Title:  Senior Vice President-CFO


                                          ITC/\DELTACOM COMMUNICATIONS, INC.



                                          By:     /s/  Douglas A. Shumate
                                               ---------------------------------
                                               Title:  Senior Vice President-CFO


                                          DELTACOM INFORMATION SYSTEMS, INC.



                                          By:     /s/  Douglas A. Shumate
                                               ---------------------------------
                                               Title:  Senior Vice President-CFO




                                       4


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                                          MORGAN STANLEY SENIOR FUNDING, INC.,
                                          as Administrative Agent and as Lender

                                          By:     /s/  Lucy K. Galbraith
                                               ---------------------------------
                                               Title:  Managing Director

                                          MORGAN STANLEY & CO. INCORPORATED,
                                          as Collateral Agent

                                          By:     /s/  Lucy K. Galbraith
                                               ---------------------------------
                                               Title:  Managing Director









                                       5


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                                          As Lenders
                                          ----------

                                          Lender:  Suffield CLO, Ltd.
                                          By:      D.L. Bobson & Co. Inc. as
                                                   Collateral Manager


                                          By:   /s/  Steven J. Katz
                                               ---------------------------------
                                          Title:  Counsel






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                                          As Lenders
                                          ----------

                                          Lender:  Fidelity and Guaranty Life
                                          By:      Dwight Asset Management



                                          By:   /s/  Edward S. Meiss
                                               ---------------------------------
                                          Title:  Senior Vice President








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                                          As Lenders
                                          ----------

                                          Lender:  Maplewood (Cayman) Limited
                                          By:      Massachusetts Mutual Life
                                                   Insurance Company,
                                                   as Investment Manager

                                          By:   /s/  Steven J. Katz
                                               ---------------------------------
                                          Title:  Second Vice President





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                                          As Lenders
                                          ----------

                                          Lender:  P W Willows Fund L.L.C.
                                          By:      Bond Street Capital, L.L.C.,
                                                   its advisor

                                          By:   /s/  Sam S. Kim
                                               ---------------------------------
                                          Title:  Managing Member






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                                          As Lenders
                                          ----------

                                          Lender:  Excel Bank

                                          By:   /s/
                                               ---------------------------------
                                          Title:  Vice President






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                                          As Lenders
                                          ----------

                                          Lender:  IBM Credit Corporation

                                          By:   /s/
                                               ---------------------------------
                                          Title:  Manager of Credit






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                                          As Lenders
                                          ----------

                                          Lender:  ELC (Cayman) Ltd. 2000-1


                                          By:   /s/
                                               ---------------------------------
                                          Title:  Director





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                                          As Lenders
                                          ----------

                                          Lender:  TRYON CLO Ltd. 2000-1


                                          By:   /s/
                                               ---------------------------------
                                          Title:  Director





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                                          As Lenders
                                          ----------

                                          Lender:  Bank of America, NA


                                          By:   /s/
                                               ---------------------------------
                                          Title:  AVP


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                                          As Lenders
                                          ----------

                                          Lender:  Sankaty High Yield Partners
                                                   II, L.P.


                                          By:   /s/  Diane J. Exter
                                               ---------------------------------
                                          Title:  Managing Director
                                                  Portfolio Manager




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                                          As Lenders
                                          ----------

                                          Lender:  Sankaty High Yield Partners
                                                   III, L.P.


                                          By:   /s/  Diane J. Exter
                                               ---------------------------------
                                          Title:  Managing Director
                                                  Portfolio Manager






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                                    As Lenders
                                    ----------

                                    Lender:  Sankaty Advisors, LLC as Collateral
                                             Manager for Great Point CLO 1999-1
                                             Ltd. as Term Lender



                                    By:     /s/  Diane J. Exter
                                          --------------------------------------
                                    Title:  Managing Director
                                            Portfolio Manager





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                                  As Lenders
                                  ----------

                                  Lender:  Sankaty Advisors, LLC as Collateral
                                           Manager for Great Point II CBO 2000-1
                                           Ltd. as Term Lender



                                  By:      /s/  Diane J. Exter
                                         ---------------------------------------
                                  Title:  Managing Director
                                          Portfolio Manager




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                                  As Lenders
                                  ----------

                                  Lender:    PACIFICA PARTNERS I, L.P.
                                  By:        Imperial Credit Asset Management
                                             as its Investment Advisor



                                  By:     /s/  Tom Calwell
                                        ----------------------------------------
                                  Title:  Vice President




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                                  As Lenders
                                  ----------

                                  Lender:    Webster Bank

                                  By:     /s/  Elisabeth V. Piker
                                        ----------------------------------------
                                  Title:  Vice President



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                                  As Lenders
                                  ----------

                                  Lender:    WESTPAC BANKING CORPORATION


                                  By:    /s/   Lance Vassarotti
                                       -----------------------------------------
                                  Title:  Vice President





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                                  As Lenders
                                  ----------

                                  Lender:    PROMETHEUS INVESTMENT
                                             FUNDING NO. 1 LTD.
                                  By:        CPF Asset Advisory, L.L.C., as
                                             Investment Manager

                                  By:     /s/  Thomas L. Mowat
                                        ----------------------------------------
                                  Title:  Associate Director

                                  By:     /s/  Elizabeth H. Talimadge
                                        ----------------------------------------
                                  Title:  Managing Director
                                          Chief Investment Officer